UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2018

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36401	39-1975614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7035 South High Tech Drive Midvale, Utah		84047
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (801) 566-6681

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Mr. John Schaefer, the Chief Executive Officer of Sportsman’s Warehouse Holdings, Inc. (the “Company”) notified the Board of Directors (the “Board”) of his retirement as Chief Executive Officer and as a Class III member of the Board, and the Company entered into a retirement agreement with Mr. Schaefer (the “Retirement Agreement”), all on March 13, 2018. Mr. Schaefer’s retirement is effective immediately.

In connection with the retirement of Mr. Schaefer, on March 13, 2018, the Board appointed Mr. Barker, the Company’s President and Chief Operating Officer, as Chief Executive Officer, with such appointment to be effective immediately upon Mr. Schaefer’s retirement. Also on March 13, 2018, the Board appointed Mr. Barker to serve as a Class III member of the Board, to serve until the Company’s 2020 annual meeting of stockholders and until his successor is elected and qualified. Biographical information regarding Mr. Barker is set forth in the Company’s Definitive Proxy Statement for its 2017 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 5, 2017 and such information is incorporated herein by reference. There are currently no changes to Mr. Barker’s compensation arrangements with the Company as a result of his appointment as Chief Executive Officer.

Mr. Schaefer’s Retirement Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The following description of the Retirement Agreement is qualified in its entirety by reference to such exhibit. The Retirement Agreement provides that the Company will pay Mr. Schafer a retirement benefit equal to his monthly base salary ($81,034) for a period of 18 months following his retirement date, Mr. Schaefer will receive a pro-rated target bonus for the current fiscal year in an amount equal to $101,498, and the Company will pay or reimburse Mr. Schaefer for his premiums to continue healthcare coverage under COBRA for a period of 18 months.

Item 7.01	Regulation FD Disclosure

On March 14, 2018, the Company issued a press release announcing Mr. Schaefer’s retirement and Mr. Barker’s appointment as discussed in Item 5.02 herein. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in Item 7.01 of this Current Report on Form 8-K and the related information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed as part of this report:

Exhibit No.	Description

Exhibit 10.1	Retirement Agreement, dated March 13, 2018, between Sportsman’s Warehouse Holdings, Inc. and John Schaefer

Exhibit 99.1	Press Release, dated March 14, 2018, issued by Sportsman’s Warehouse Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

By:	/s/ Kevan P. Talbot
Name:	Kevan P. Talbot
Title:	Chief Financial Officer

Date: March 14, 2018